UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2025

IMMUNOVANT, INC.
(Exact name of Registrant as specified in its Charter)

Delaware		001-38906	83-2771572
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

320 West 37th Street
New York,	NY		10018
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (917) 580-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMVT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Share Purchase Agreement

On January 13, 2025, Immunovant, Inc. (the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) with certain institutional accredited investors (the “Purchasers”), including Roivant Sciences Ltd. (“Roivant”). The Purchase Agreement provides that, subject to the satisfaction of customary closing conditions, the Purchasers will purchase an aggregate of 22,500,000 shares (the “Shares”) of common stock, $0.0001 par value per share (“Common Stock”), of the Company, at a price of $20.00 per Share (the “Private Placement”).

Gross proceeds from the Private Placement are expected to be approximately $450 million. The Private Placement is expected to close on or about January 15, 2025, subject to the satisfaction of the closing conditions referenced above. The Company expects the net proceeds from the Private Placement to be used for the advancement of its development pipeline, working capital and other general corporate purposes.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

On January 13, 2025, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of the Purchasers, pursuant to which the Company agreed, among other things, to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (or a prospectus supplement to the Company’s shelf registration statement on Form S-3ASR) to register for resale the Shares within 15 calendar days of the closing of the Private Placement, and to use reasonable best efforts to have the registration statement declared effective, if not automatically effective upon filing, as soon as reasonably practicable, but in any event no later than the earlier of (a) the 60th calendar day following the initial filing date or (b) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company also agreed to use reasonable best efforts to keep such registration statement effective until the date the Shares covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Shares.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchasers in the Purchase Agreement, the offering and sale of the Shares will be made in reliance on the exemption afforded by Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Each of the Purchasers has represented that it is an “accredited investor” as defined in Regulation D of the Securities Act, that it is purchasing the Securities solely for the Purchaser’s own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Securities in violation of the Securities Act. The sale of the Securities did not involve a public offering and was made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On January 13, 2025, the Company issued a press release announcing the Private Placement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Share Purchase Agreement, by and between the Company and the Purchasers, dated January 13, 2025.
10.2*	Registration Rights Agreement, by and between the Company and certain of the Purchasers, dated January 13, 2025.
99.1	Press release, dated January 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit. The Company agrees to furnish supplementally a copy of such omitted confidential portions to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the anticipated closing and use of proceeds of the Private Placement and the filing and timing of a resale registration statement or prospectus supplement, as applicable. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to market conditions, the satisfaction of the customary closing conditions and other risks described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 7, 2024, and its subsequent filings with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOVANT, INC.

	By:	/s/ Eva Renee Barnett
Eva Renee Barnett
Chief Financial Officer
Date: January 13, 2025